Future Minimum Lease Payments under Capitalized Lease Obligations (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Leases [Abstract]
2013	$ 54
2014	35
2015	10
Capital Leases, Future Minimum Payments Due, Total	99
Less: Amounts representing interest	(8)
Capital Leases, Future Minimum Payments, Present Value of Net Minimum Payments, Total	$ 91